For Immediate Release
Nov. 3, 2011
PNM Resources Reports Third Quarter Results
Company raises lower end of 2011 ongoing earnings guidance range
Conference call scheduled for 11 a.m. Eastern today
THIRD QUARTER SUMMARY

•	GAAP (generally accepted accounting principles) earnings of $0.48 per diluted share, compared with $0.53 per diluted share in 2010

•	Ongoing earnings of $0.61 per diluted share, compared with $0.63 per diluted share in 2010
YEAR-TO-DATE SUMMARY

•	GAAP earnings of $0.70 per diluted share, compared with $0.69 per diluted share in 2010

•	Ongoing earnings of $0.85 per diluted share, compared with $0.90 per diluted share in 2010
(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today reported unaudited 2011 third quarter consolidated GAAP earnings of $43.7 million, or $0.48 per diluted share, compared with earnings of $48.6 million, or $0.53 per diluted share, in 2010.

Quarterly unaudited, consolidated ongoing earnings were $56.0 million, or $0.61 per diluted share, compared with $57.9 million, or $0.63 per diluted share, in 2010. Ongoing earnings exclude various special items, but include the post-impairment results of Optim Energy through Aug. 31, 2011. Reconciliations of GAAP to non-GAAP measures such as ongoing earnings and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) are shown on the attached schedules 1 through 8.

“Our utilities are making significant progress in meeting their financial goals and narrowing the gap of earning their allowed returns,” said Pat Vincent-Collawn, PNM Resources president and CEO. “Specifically, TNMP remains on track to achieve its allowed return in 2011. For PNM, initiatives are underway to reduce costs, putting PNM on a path to achieve its allowed return on retail rate base by the end 2012. With our efforts to further streamline our operations, our utilities are on clear paths to produce solid financial performance in the years to come.”

Quarterly financial materials are available at http://www.pnmresources.com/investors/results.cfm.
YEAR-TO-DATE RESULTS
For the first nine months of 2011, PNM Resources reported unaudited consolidated GAAP earnings of $64.4 million, or $0.70 per diluted share, compared with $63.0 million, or $0.69 per diluted share, in 2010. Unaudited, consolidated ongoing earnings for the first nine months of 2011 were $78.0 million, or $0.85 per diluted share, compared with $82.6 million, or $0.90 per diluted share, in 2010.

(MORE)

PNM Resources Reports Q3 Earnings            11-3-11                 p. 2 of 4

SEGMENT REPORTING OF 2011 THIRD QUARTER EARNINGS
Regulated Businesses
PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•
PNM reported quarterly ongoing earnings of $41.7 million, or $0.45 per diluted share, compared with earnings of $38.9 million, or $0.42 per diluted share, in 2010. GAAP earnings were $38.3 million, or $0.42 per diluted share, compared with earnings of $39.1 million, or $0.43 per diluted share, during the same period in 2010.

•
The implementation of higher retail rates, which went into effect on Aug. 21, 2011, warmer weather and lower planned and unplanned outage costs more than offset the expiration of the wholesale tolling agreement from Palo Verde Nuclear Generating Station Unit 3. PNM's quarterly load growth was 0.3 percent.

TNMP - an electric transmission and distribution utility in Texas.

•
TNMP reported ongoing earnings of $9.0 million and GAAP earnings of $8.9 million, or $0.10 per diluted share, compared with 2010 quarterly ongoing and GAAP earnings of $7.3 million, or $0.08 per diluted share.

•	Higher retail rates that went into effect Feb. 1, 2011, combined with the effects of warmer weather, improved earnings. TNMP had load growth of 0.3 percent during the quarter.
Competitive Businesses
First Choice Power - On Nov. 1, 2011, PNM Resources completed its sale of First Choice Power to Direct Energy. First Choice Power's third quarter performance is included in PNM Resources' financial results. Results after Oct. 31, 2011, will not be included in PNM Resource's earnings.

•
First Choice Power reported ongoing earnings of $3.1 million, or $0.03 per diluted share, compared with $12.8 million, or $0.14 per diluted share, in 2010. GAAP earnings were $0.6 million, or $0.01 per diluted share, compared with $3.6 million, or $0.03 per diluted share, during the same period last year.

•	Significantly higher power-purchase costs and lower customer prices more than offset a 21 percent increase in sales volumes driven by warmer weather, higher per-customer usage and customer growth.
Optim Energy - As previously reported, PNM Resources executed an agreement with the co-owner of Optim Energy in which PNM Resources' interest in Optim Energy was diluted to 1 percent. As a result, Optim Energy's financial results after Aug. 31, 2011, are not included in PNM Resources' earnings.

•
PNM Resources' share of Optim Energy net ongoing earnings in July and August was $4.9 million, or $0.05 per diluted share, compared with $1.8 million, or $0.02 per diluted share, for the full third quarter of 2010.

•	PNM Resources' share of Optim Energy's ongoing EBITDA in July and August was $14.9 million, compared with $12.7 million for the full third quarter of 2010.
NOTE: As previously reported, PNM Resources fully impaired its investment in Optim Energy at Dec. 31, 2010, and reduced the carrying value of that investment to zero. In accordance with GAAP, the post-impairment losses of Optim Energy are not reflected in PNM Resources' 2011 GAAP earnings. In the third quarter of 2010, PNM Resources' share of Optim Energy net GAAP earnings was $1.5 million, or $0.02 per diluted share.

(MORE)

PNM Resources Reports Q3 Earnings            11-3-11                 p. 3 of 4

Corporate/Other - a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt. For the purposes of this news release, the Corporate/Other segment excludes the results of Optim Energy reported above.

•
Corporate/Other reported ongoing losses of $2.7 million, or $0.02 per diluted share, and GAAP losses of $4.1 million, or $0.05 per diluted share, compared with 2010 ongoing and GAAP losses of $3.0 million, or $0.03 per diluted share.

2011 ONGOING EARNINGS GUIDANCE RANGE TIGHTENED
PNM Resources today updated its 2011 consolidated ongoing earnings to be in the range of $1.00 and $1.05 per diluted share. The previous range was $0.98 to $1.05 per diluted share. As a result of rate relief, warmer weather and strong cost-control efforts, management expects PNM and TNMP to earn a combined $0.18 to $0.23 diluted earnings per share in the fourth quarter.

The company plans to announce 2012 ongoing earnings guidance in early December.
THIRD QUARTER EARNINGS CALL: 11 AM EASTERN TODAY
PNM Resources will discuss third quarter earnings results, financial forecasts and other relevant company matters during a live conference call and Web cast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live Web cast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the Web site at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by dialing (877) 377-7098 or (631) 291-4547 (international calls) and referencing “the PNM Resources third quarter earnings conference call.” A telephone replay will be available at 2 p.m. Eastern until midnight Nov. 17 by dialing (855) 859-2056 or (404) 537-3406 and using conference ID 18233321. Supporting material for PNM Resources' earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2010 consolidated operating revenues of $1.7 billion. Through its regulated utilities, PNM Resources has approximately 2,530 megawatts of generation capacity and serves electricity to more than 700,000 homes and businesses in New Mexico and Texas. For more information, visit the company's Web site at www.PNMResources.com.

(MORE)

PNM Resources Reports     Q3 Earnings            11-3-11                 p. 4 of 4

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources', Public Service Company of New Mexico's (“PNM”), or Texas-New Mexico Power Company's (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and PNM Resources, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNM Resources, PNM, and TNMP caution readers not to place undue reliance on these statements. PNM Resources', PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include: The ability of PNM and TNMP to recover their costs and earn their allowed returns in their regulated jurisdictions; the ability of the Company to successfully forecast and manage its operating and capital expenditures, particularly in the context of a future test year rate case with respect to PNM; the performance of state, regional, and national economies and the resulting impacts on the electricity usage of the Company's customers; the performance of generating units, including the Palo Verde Nuclear Generating Station (“PVNGS”), the San Juan Generating Station (“SJGS”), and the Four Corners Plant, transmission systems, and distribution systems, which could be negatively affected by major equipment failures, major weather disruptions, disruptions in fuel supply, cyber and physical security breaches, and other significant operational issues; state and federal regulation or legislation relating to climate change, reduction of greenhouse gas emissions, coal combustion byproducts , nitrogen oxides, and other power plant emissions, including the risk that the Company may have to commit to substantial capital investments and additional operating costs to comply with new environmental requirements, including possible future requirements to address regional haze regulations and related best available retrofit technology requirements and concerns about global climate change, and the resultant impacts on the operations and economic viability of generating plants in which PNM has interests; uncertainties surrounding the mine fire incident at the mine supplying coal to SJGS, including potential impacts on the operations of SJGS, the costs of fuel, and the cap on the annual amounts recoverable through PNM's fuel and purchase power adjustment clause (“FPPAC”); state and federal regulatory, legislative, and judicial decisions and actions, including the outcomes of PNM's pending transmission and firm requirements power rate cases and appeals of prior regulatory proceedings; state and federal regulatory, legislative, and judicial decisions and actions, including the outcomes of PNM's pending transmission and firm requirements power rate cases and appeals of prior regulatory proceedings; uncertainty surrounding the status of PNM's participation in jointly-owned generation projects resulting from the scheduled expiration of the operational documents for the projects beginning in 2016 and potential changes in the objectives of the participants in the projects; uncertainty regarding the requirements and related costs of decommissioning power plants owned or partially owned by PNM and coal mines supplying certain PNM power plants, as well as the ability to recover decommissioning costs from customers; financial and operational risks at PVNGS relating to any increased regulatory review and actions in response to the events at the Fukushima Daiichi Nuclear Power Plant in Japan; the risk that recently enacted reliability standards regarding available transmission capacity may reduce certain PNM transmission rights used to transmit its generation resources and provide access to transmission customers resulting in a need to purchase additional transmission capacity, reduce sales of transmission capacity, or operate generation facilities less economically; the risks associated with completion of generation, transmission, distribution, and other projects, including construction delays and unanticipated cost overruns; the ability of PNM to successfully defend the utilization of a future test year in its electric rate filings with the New Mexico Public Regulation Commission (“NMPRC”), including PNM's ability to withstand challenges by regulators and intervenors; the ability of PNM to meet the renewable energy requirements established by the NMPRC, including the resource diversity requirement, within the specified cost parameters; the risk that replacement power costs incurred by PNM related to not meeting the specified capacity factor for its generating units under its Emergency FPPAC will not be approved by the NMPRC; the risk that PNM may not be able to recover a portion of the increased costs of rights-of-way renewals on Native American lands through rates charged to transmission customers; conditions affecting the Company's ability to access the financial markets, including disruptions in the credit markets and actions by ratings agencies affecting the Company's credit ratings; the potential unavailability of cash from PNM Resources' subsidiaries due to regulatory, statutory, or contractual restrictions; the impacts of decreases in the values of marketable equity securities on the trust funds maintained to provide nuclear decommissioning funding and pension and other postretirement benefits, including the levels of funding and expense; the impacts of the true-up of the purchase price for the sale of First Choice Power to the actual amounts of certain components of working capital at closing; uncertainties surrounding the successful completion of PNM Resources' tender offer to repurchase up to $50.0 million of its outstanding 9.25% senior unsecured notes, due in 2015; changes in the Electric Reliability Council Of Texas protocols; collections experience; fluctuations in interest rates; weather; water supply; changes in fuel costs; availability of fuel supplies; the effectiveness of risk management and commodity risk transactions; seasonality and other changes in supply and demand in the market for electric power; the impact of mandatory energy efficiency measures on customer energy usage; variability of wholesale power prices and natural gas prices; volatility and liquidity in the wholesale power markets and the natural gas markets; uncertainty regarding the ongoing validity of government programs for emission allowances; changes in the competitive environment in the electric industry; the outcome of legal proceedings; the extent of insurance coverage available for claims made in litigation; and changes in applicable accounting principles.
Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) and ongoing EBITDA to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company's calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP earnings, nor their probable impact on GAAP earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance. In addition, The Company uses forecasts of ongoing EBITDA and cash earnings guidance to provide investors with management's expectations of additional indicators of ongoing financial performance. Since forecasts of EBITDA and cash earnings are derived from forecasted ongoing earnings, management is not able reconcile these items to a GAAP equivalent.
CONTACTS:
Analysts                        Analysts & Media
Lisa Eden                        Frederick Bermudez
(505) 241-2691                    (505) 241-4831
(MORE)

PNM Resources
Schedule 1
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Quarter Ended September 30, 2011
	(in thousands)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)**	Corporate and Other	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR:	$38,329	$8,868	$613	$—	$(4,148)	$43,662

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	(1,612)	—	2,443	(283)	—	548
Net change in unrealized impairments of NDT securities	3,058	—	—	—	—	3,058
Process improvement initiatives	463	159	29	—	—	651
Strategic alternatives - competitive business	—	—	—	—	1,461	1,461
New Mexico gross receipts tax adjustments	1,471	—	—	—	—	1,471
Equity in net earnings (loss) of Optim Energy	—	—	—	5,154	—	5,154
Total Adjustments	3,380	159	2,472	4,871	1,461	12,343

Ongoing Earnings (Loss)	$41,709	$9,027	$3,085	$4,871	$(2,687)	$56,005

	Nine Months Ended September 30, 2011
	(in thousands)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)**	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$40,474	$17,134	$20,721	$—	$(13,963)	$64,366

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	(2,488)	—	(1,125)	(1,078)	—	(4,691)
Net change in unrealized impairments of NDT securities	2,702	—	—	—	—	2,702
Process improvement initiatives	2,227	445	92	—	47	2,811
Regulatory Disallowance	10,559	2,550	—	—	—	13,109
Strategic alternatives - competitive business	—	—	—	—	2,367	2,367
New Mexico gross receipts tax adjustments	1,471	—	—	—	—	1,471
Equity in net earnings (loss) of Optim Energy	—	—	—	(4,167)	—	(4,167)
Total Adjustments	14,471	2,995	(1,033)	(5,245)	2,414	13,602

Ongoing Earnings (Loss)	$54,945	$20,129	$19,688	$(5,245)	$(11,549)	$77,968

* Income tax effects calculated using tax rates of 35.65% for First Choice, 35.00% for TNMP and 39.59% for all other segments.
** Optim Energy included through August 31, 2011.

PNM Resources
Schedule 2
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Quarter Ended September 30, 2010
	(in thousands)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$39,122	$7,329	$3,557	$1,510	$(2,966)	$48,552

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	937	—	9,265	267	—	10,469
Net change in unrealized impairments of NDT securities	(1,126)	—	—	—	—	(1,126)
Total Adjustments	(189)	—	9,265	267	—	9,343

Ongoing Earnings (Loss)	$38,933	$7,329	$12,822	$1,777	$(2,966)	$57,895

	Nine Months Ended September 30, 2010
	(in thousands)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated

GAAP Earnings (Loss) Attributable to PNMR:	$52,207	$13,079	$12,657	$(3,452)	$(11,510)	$62,981

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	4,345	—	21,244	(650)	—	24,939
Net change in unrealized impairments of NDT securities	(429)	—	—	—	—	(429)
Loss on reacquired debt	282	—	—	—	—	282
Disposition of litigation	(5,141)	—	—	—	—	(5,141)
Total Adjustments	(943)	—	21,244	(650)	—	19,651

Ongoing Earnings (Loss)	$51,264	$13,079	$33,901	$(4,102)	$(11,510)	$82,632

* Income tax effects calculated using tax rates of 35.65% for First Choice and 39.59% for all other segments unless otherwise indicated.

PNM Resources
Schedule 3
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	Quarter Ended September 30, 2011
	(earnings per diluted share)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)*	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$0.42	$0.10	$0.01	$—	$(0.05)	$0.48

Adjusting items
Mark-to-market impact of economic hedges	(0.02)	—	0.02	—	—	—
Net change in unrealized impairments of NDT securities	0.03	—	—	—	—	0.03
Process improvement initiatives	0.01	—	—	—	—	0.01
Strategic alternatives - competitive businesses	—	—	—	—	0.03	0.03
New Mexico gross receipts tax adjustments	0.01	—	—	—	—	0.01
Equity in net earnings (loss) of Optim Energy	—	—	—	0.05	—	0.05
Total Adjustments	0.03	—	0.02	0.05	0.03	0.13

Ongoing Earnings (Loss)	$0.45	$0.10	$0.03	$0.05	$(0.02)	$0.61
Average Diluted Shares Outstanding:	91,742,267

	Nine Months Ended September 30, 2011
	(earnings per diluted share)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)*	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$0.44	$0.19	$0.22	$—	$(0.15)	$0.70

Adjusting items
Mark-to-market impact of economic hedges	(0.03)	—	(0.01)	(0.01)	—	(0.05)
Net change in unrealized impairments of NDT securities	0.03	—	—	—	—	0.03
Process improvement initiatives	0.03	—	—	—	—	0.03
Regulatory Disallowance	0.12	0.03	—	—	—	0.15
Strategic alternatives - competitive businesses	—	—	—	—	0.03	0.03
New Mexico gross receipts tax adjustments	0.01	—	—	—	—	0.01
Equity in net earnings (loss) of Optim Energy	—	—	—	(0.05)	—	(0.05)
Total Adjustments	0.16	0.03	(0.01)	(0.06)	0.03	0.15

Ongoing Earnings (Loss)	$0.60	$0.22	$0.21	$(0.06)	$(0.12)	$0.85
Average Diluted Shares Outstanding:	91,980,853

* Optim Energy included through August 31, 2011.

PNM Resources
Schedule 4
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	Quarter Ended September 30, 2010
	(earnings per diluted share)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$0.43	$0.08	$0.03	$0.02	$(0.03)	$0.53

Adjusting items
Mark-to-market impact of economic hedges	—	—	0.11	—	—	0.11
Net change in unrealized impairments of NDT securities	(0.01)	—	—	—	—	(0.01)
Total Adjustments	(0.01)	—	0.11	—	—	0.10

Ongoing Earnings (Loss)	$0.42	$0.08	$0.14	$0.02	$(0.03)	$0.63
Average Diluted Shares Outstanding:	91,780,931

	Nine Months Ended September 30, 2010
	(earnings per diluted share)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated

GAAP Earnings (Loss) Attributable to PNMR:	$0.57	$0.14	$0.14	$(0.04)	$(0.12)	$0.69

Adjusting items
Mark-to-market impact of economic hedges	0.05	—	0.23	(0.01)	—	0.27
Net change in unrealized impairments of NDT securities	—	—	—	—	—	—
Disposition of litigation	(0.06)	—	—	—	—	(0.06)
Total Adjustments	(0.01)	—	0.23	(0.01)	—	0.21

Ongoing Earnings (Loss)	$0.56	$0.14	$0.37	$(0.05)	$(0.12)	$0.90
Average Diluted Shares Outstanding:	91,813,845

PNM Resources
Schedule 5
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)
(in millions)

	Quarter Ended September 30, 2011
	PNM Electric	TNMP Electric	First Choice	Corporate and Other*	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$38.3	$8.9	$0.6	$(4.1)	$43.7

Interest charges	18.5	7.3	0.2	5.1	31.1
Income taxes	25.1	5.7	0.6	(5.4)	26.0
Depreciation and amortization	25.1	12.7	0.3	4.3	42.4

EBITDA	107.0	34.6	1.7	(0.1)	143.2

GAAP to ongoing adjustments (before tax)	4.9	0.2	3.9	10.4	19.4

Ongoing EBITDA	$111.9	$34.8	$5.6	$10.3	$162.6

	Nine Months Ended September 30, 2011
	PNM Electric	TNMP Electric	First Choice	Corporate and Other*	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$40.5	$17.1	$20.7	$(13.9)	$64.4

Interest charges	54.6	21.9	0.5	15.3	92.3
Income taxes	26.6	10.8	11.8	(12.0)	37.2
Depreciation and amortization	71.7	33.7	1.0	12.7	119.1

EBITDA	193.4	83.5	34.0	2.1	313.0

GAAP to ongoing adjustments (before tax)	21.8	4.6	(1.5)	(4.8)	20.1

Ongoing EBITDA	$215.2	$88.1	$32.5	$(2.7)	$333.1

* Corporate & Other segment includes equity in net earnings (loss) of Optim Energy through August 31, 2011. See Schedule 7 for calculation of Optim Energy ongoing EBITDA.

PNM Resources
Schedule 6
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)
(in millions)

	Quarter Ended September 30, 2010
	PNM Electric	TNMP Electric	First Choice	Corporate and Other*	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$39.1	$7.3	$3.6	$(1.4)	$48.6

Interest charges	18.0	7.7	0.4	5.2	31.3
Income taxes	25.9	4.7	2.2	(4.0)	28.8
Depreciation and amortization	23.1	11.6	0.2	4.1	39.0

EBITDA	106.1	31.3	6.4	3.9	147.7

GAAP to ongoing adjustments (before tax)	(1.0)	—	14.4	0.4	13.8

Ongoing EBITDA	$105.1	$31.3	$20.8	$4.3	$161.5

	Nine Months Ended September 30, 2010
	PNM Electric	TNMP Electric	First Choice	Corporate and Other*	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$52.2	$13.1	$12.7	$(15.0)	$63.0

Interest charges	54.5	23.5	1.1	15.4	94.5
Income taxes	34.7	8.5	7.4	(13.2)	37.4
Depreciation and amortization	68.9	31.7	0.7	12.3	113.6

EBITDA	210.3	76.8	21.9	(0.5)	308.5

GAAP to ongoing adjustments (before tax)	(3.7)	—	33.0	(1.1)	28.2

Ongoing EBITDA	$206.6	$76.8	$54.9	$(1.6)	$336.7

* Corporate & Other segment includes equity in net earnings (loss) of Optim Energy. See Schedule 7 for calculation of Optim Energy ongoing EBITDA.

PNM Resources
Schedule 7
Calculation of Optim Energy Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

	Two Months Ended	Eight Months Ended
	August 31, 2011	August 31, 2011
	(in millions)

GAAP Net Earnings (Loss)	$17.0	$(13.8)

Interest expense	2.6	10.6
Income tax	0.5	0.6
Depreciation and amortization expense	7.2	31.9
Mark-to-market impact of economic hedges	(0.8)	(3.6)
Purchase accounting amortizations	3.3	14.9

Ongoing Optim Energy EBITDA	29.8	40.6

50 percent of Ongoing EBITDA (PNMR share)	$14.9	$20.3

	Quarter Ended	Nine Months Ended
	September 30, 2010	September 30, 2010
	(in millions)

GAAP Net Earnings (Loss)	$7.6	$(6.8)

Interest expense	4.7	14.0
Income tax	0.2	0.3
Depreciation and amortization expense	12.4	37.3
Mark-to-market impact of economic hedges	0.9	(2.2)
Purchase accounting amortizations	(0.4)	10.4

Ongoing Optim Energy EBITDA	25.4	53.0

50 percent of Ongoing EBITDA (PNMR share)	$12.7	$26.5

PNM Resources
Schedule 8
Reconciliation of Ongoing (non-GAAP) Net Earnings
to GAAP Consolidated Statement of Earnings (Loss)
(Preliminary and Unaudited)
(in thousands, except per share data)

	Nine Months Ended September 30,
	2011				2010
	GAAP	Adjustments		Ongoing	GAAP	Adjustments		Ongoing
	(in thousands, except per share data)

Operating revenues	$1,352,747	$(3,775)	(a)	$1,348,972	$1,292,865	$3,646	(a)	$1,296,511
Cost of energy	582,814	17,118	(b)	599,932	557,238	(22,058)	(h)	535,180
Gross margin	769,933	(20,893)		749,040	735,627	25,704		761,331
Other operating expenses	457,454	(34,481)	(c)	422,973	432,430	(2,076)	(d)	430,354
Depreciation and amortization	119,115	(2,125)	(d)	116,990	113,634	(2,121)	(d)	111,513
Operating income	193,364	15,713		209,077	189,563	29,901		219,464
Equity in net earnings (loss) of Optim Energy	—	(8,682)	(e)	(8,682)	(5,714)	(1,076)	(a)	(6,790)
Net other income (deductions)	11,619	4,473	(f)	16,092	21,686	(8,753)	(i)	12,933
Interest charges	(92,251)	—		(92,251)	(94,488)	—		(94,488)
Earnings before Income Taxes	112,732	11,504		124,236	111,047	20,072		131,119
Income Taxes	37,206	8,666	(g)	45,872	37,365	10,726	(g)	48,091
Net Earnings	75,526	2,838		78,364	73,682	9,346		83,028
Earnings Attributable to Valencia Non-controlling Interest	(10,764)	10,764	(d)	—	(10,305)	10,305	(d)	—
Preferred Stock Dividend Requirements of Subsidiary	(396)	—		(396)	(396)	—		(396)
Net Earnings Attributable to PNMR	$64,366	$13,602		$77,968	$62,981	$19,651		$82,632

Net Earnings Attributable to PNMR per Common Share:
Basic	$0.70	$0.15		$0.85	$0.69	$0.21		$0.90
Diluted	$0.70	$0.15		$0.85	$0.69	$0.21		$0.90

Average common shares outstanding:
Basic	91,465				91,556
Diluted	91,981				91,814

(a) Mark-to-market impact of economic hedges
(b) Mark-to-market impact of economic hedges $2,094; Consolidation of Valencia $15,024
(c) Consolidation of Valencia $(2,137); Regulatory disallowances $(21,402); Strategic alternatives - competitive business $(3,918); Process improvement initiatives $(4,590); New Mexico gross receipts tax adjustments $(2,434)

(d) Consolidation of Valencia
(e) Equity in net earnings (loss) of Optim Energy $(6,898); Mark-to-market impact of economic hedges $(1,784)
(f) Net change in unrealized impairments of NDT securities
(g) Net taxes on adjusting items
(h) Mark-to-market impact of economic hedges $(36,560); Consolidation of Valencia $14,502
(i) Disposition of litigation $(8,509); Net change in unrealized impairment of NDT securities $(710); Loss on reaquired debt $466.

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(In thousands, except per share amounts)
Electric Operating Revenues	$549,498	$503,653	$1,352,747	$1,292,865
Operating Expenses:
Cost of energy	250,854	215,169	582,814	557,238
Administrative and general	69,755	71,193	197,016	196,398
Energy production costs	39,730	42,306	135,510	148,002
Regulatory disallowances	—	—	21,402	—
Depreciation and amortization	42,370	38,980	119,115	113,634
Transmission and distribution costs	17,925	15,012	52,962	44,574
Taxes other than income taxes	20,580	15,585	50,564	43,456
Total operating expenses	441,214	398,245	1,159,383	1,103,302
Operating income	108,284	105,408	193,364	189,563
Other Income and Deductions:
Interest income	3,748	4,499	12,010	14,608
Gains (losses) on investments held by NDT	(4,109)	2,206	7,688	2,606
Other income	1,755	1,963	3,559	13,333
Equity in net earnings (loss) of Optim Energy	—	2,495	—	(5,714)
Other deductions	(4,685)	(3,848)	(11,638)	(8,861)
Net other income (deductions)	(3,291)	7,315	11,619	15,972
Interest Charges	31,124	31,317	92,251	94,488
Earnings before Income Taxes	73,869	81,406	112,732	111,047
Income Taxes	25,964	28,813	37,206	37,365
Net Earnings	47,905	52,593	75,526	73,682
(Earnings) Attributable to Valencia Non-controlling Interest	(4,111)	(3,909)	(10,764)	(10,305)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)
Net Earnings Attributable to PNMR	$43,662	$48,552	$64,366	$62,981
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.48	$0.53	$0.70	$0.69
Diluted	$0.48	$0.53	$0.70	$0.69
Dividends Declared per Common Share	$0.125	$0.125	$0.375	$0.375

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2011	December 31, 2010
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$22,298	$15,404
Accounts receivable, net of allowance for uncollectible accounts of $1,645 and $11,178	107,637	97,245
Unbilled revenues	47,793	71,453
Other receivables	46,955	60,562
Materials, supplies, and fuel stock	53,092	52,479
Regulatory assets	28,693	36,292
Commodity derivative instruments	3,716	15,999
Income taxes receivable	99,506	97,450
Current portion of accumulated deferred income taxes	886	886
Current assets of business unit held for sale	166,119	—
Other current assets	49,043	96,110
Total current assets	625,738	543,880
Other Property and Investments:
Investment in PVNGS lessor notes	79,390	103,871
Investments held by NDT	157,001	156,922
Other investments	14,639	18,791
Non-utility property, net of accumulated depreciation of $125 and $2,307	5,139	7,333
Total other property and investments	256,169	286,917
Utility Plant:
Plant in service and plant held for future use	4,998,685	4,860,614
Less accumulated depreciation and amortization	1,686,971	1,626,693
	3,311,714	3,233,921
Construction work in progress	159,918	137,622
Nuclear fuel, net of accumulated amortization of $36,722 and $26,247	78,218	72,901
Net utility plant	3,549,850	3,444,444
Deferred Charges and Other Assets:
Regulatory assets	475,937	502,467
Goodwill	278,297	321,310
Other intangible assets, net of accumulated amortization of none and $5,414	—	26,425
Commodity derivative instruments	247	5,264
Non-current assets of business unit held for sale	101,059	—
Other deferred charges	85,343	94,376
Total deferred charges and other assets	940,883	949,842
	$5,372,640	$5,225,083

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2011	December 31, 2010
	(In thousands, except share information)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$289,000	$222,000
Current installments of long-term debt	2,252	2,252
Accounts payable	71,949	95,969
Accrued interest and taxes	82,636	47,783
Regulatory liabilities	429	724
Commodity derivative instruments	1,746	31,407
Dividends declared	10,966	11,565
Liability for purchase of Series A Preferred Stock	73,475	—
Current liabilities of business unit held for sale	103,915	—
Other current liabilities	76,281	108,424
Total current liabilities	712,649	520,124
Long-term Debt	1,564,077	1,563,595
Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	582,485	540,106
Accumulated deferred investment tax credits	16,350	18,089
Regulatory liabilities	363,087	342,465
Asset retirement obligations	77,290	76,637
Accrued pension liability and postretirement benefit cost	227,401	270,172
Commodity derivative instruments	1,913	12,831
Non-current liabilities of business unit held for sale	17,596	—
Other deferred credits	123,054	147,616
Total deferred credits and other liabilities	1,409,176	1,407,916
Total liabilities	3,685,902	3,491,635
Commitments and Contingencies (See Note 9)
Cumulative Preferred Stock of Subsidiary
without mandatory redemption requirements ($100 stated value, 10,000,000 shares authorized: issued and outstanding 115,293 shares)	11,529	11,529
Equity:
PNMR Convertible Preferred Stock, Series A without mandatory redemption requirements (no stated value, 10,000,000 shares authorized: issued and outstanding none and 477,800 shares)	—	100,000
PNMR common stockholders’ equity:
Common stock outstanding (no par value, 120,000,000 shares authorized: issued and outstanding 86,673,174 shares)	1,318,539	1,290,465
Accumulated other comprehensive income (loss), net of income taxes	(72,913)	(68,666)
Retained earnings	345,614	314,943
Total PNMR common stockholders’ equity	1,591,240	1,536,742
Non-controlling interest in Valencia	83,969	85,177
Total equity	1,675,209	1,721,919
	$5,372,640	$5,225,083

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2011	2010
	(In thousands)
Cash Flows From Operating Activities:
Net earnings	$75,526	$73,682
Adjustments to reconcile net earnings to net cash flows from operating activities:
Depreciation and amortization	151,984	138,013
PVNGS firm-sales contract revenue	(2,558)	(43,535)
Bad debt expense	20,120	21,023
Deferred income tax expense	43,167	23,276
Equity in net (earnings) loss of Optim Energy	—	5,714
Net unrealized (gains) losses on derivatives	(5,869)	41,649
Realized (gains) on investments held by NDT	(7,688)	(2,606)
Stock based compensation expense	4,302	2,525
Regulatory disallowances	21,402	—
Other, net	3,549	3,820
Changes in certain assets and liabilities:
Accounts receivable and unbilled revenues	(88,462)	(44,710)
Materials, supplies, and fuel stock	(985)	(2,557)
Other current assets	(2,901)	(54,654)
Other assets	(924)	(4,781)
Accounts payable	13,781	(9,380)
Accrued interest and taxes	33,049	141,478
Other current liabilities	(12,919)	(47,201)
Other liabilities	(43,691)	(25,198)
Net cash flows from operating activities	200,883	216,558

Cash Flows From Investing Activities:
Additions to utility and non-utility plant	(236,275)	(181,340)
Proceeds from sales of investments held by NDT	121,202	57,098
Purchases of investments held by NDT	(122,174)	(59,395)
Return of principal on PVNGS lessor notes	32,274	29,851
Investments in Optim Energy	—	(17,610)
Other, net	145	636
Net cash flows from investing activities	(204,828)	(170,760)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2011	2010
	(In thousands)
Cash Flows From Financing Activities:
Short-term borrowings (repayments), net	67,000	(6,000)
Long-term borrowings	50,000	403,845
Repayment of long-term debt	(50,000)	(403,845)
Proceeds from stock option exercise	2,570	1,117
Purchases to satisfy awards of common stock	(5,288)	(2,804)
Excess tax (shortfall) from stock-based payment arrangements	—	(264)
Dividends paid	(34,690)	(34,691)
Equity transactions with Valencia’s owner	(11,972)	(11,149)
Payments received on PVNGS firm-sales contracts	2,558	22,872
Proceeds from transmission interconnection agreements	1,246	—
Repayment of transmission interconnection agreements	(4,637)	—
Debt issuance costs and other	(2,486)	(4,423)
Net cash flows from financing activities	14,301	(35,342)

Change in Cash and Cash Equivalents	10,356	10,456
Cash and Cash Equivalents at Beginning of Period	15,404	14,641
Cash and Cash Equivalents at End of Period	$25,760	$25,097

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$64,130	$67,824
Income taxes paid (refunded), net	$(3,744)	$(98,792)

Supplemental schedule of noncash financing activities:
Liability incurred for purchase of Convertible Preferred Stock, Series A	$73,475

The following table shows PNM Electric operating revenues by customer class, including intersegment revenues and average number of customers:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change
		(In millions, except customers)
Residential	$124.8	$111.7	$13.1	$291.4	$275.3	$16.1
Commercial	115.7	107.8	7.9	287.8	272.4	15.4
Industrial	28.0	23.7	4.3	71.3	64.7	6.6
Public authority	7.4	6.8	0.6	17.8	16.2	1.6
Other retail	2.7	2.4	0.3	7.3	7.4	(0.1)
Transmission	14.3	12.2	2.1	35.3	31.0	4.3
Firm requirements wholesale	8.1	8.3	(0.2)	25.1	23.4	1.7
Other sales for resale	19.8	32.5	(12.7)	57.4	91.7	(34.3)
Mark-to-market activity	3.0	(1.1)	4.1	3.8	(4.2)	8.0
	$323.8	$304.3	$19.5	$797.2	$777.9	$19.3
Average retail customers (thousands)	503.8	501.8	2.0	503.7	501.4	2.3

The following table shows PNM Electric GWh sales by customer class:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change
			(Gigawatt hours)
Residential	1,006.0	967.9	38.1	2,587.2	2,570.6	16.6
Commercial	1,130.0	1,140.2	(10.2)	3,060.2	3,045.9	14.3
Industrial	429.4	371.3	58.1	1,187.8	1,085.1	102.7
Public authority	84.1	80.5	3.6	214.1	198.3	15.8
Firm requirements wholesale	154.6	165.7	(11.1)	481.0	506.0	(25.0)
Other sales for resale	580.4	546.9	33.5	1,709.9	1,632.3	77.6
	3,384.5	3,272.5	112.0	9,240.2	9,038.2	202.0

The following table shows TNMP Electric operating revenues by retail tariff consumer class, including intersegment revenues, and average number of consumers:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change
		(In millions, except consumers)
Residential	$34.5	$27.8	$6.7	$77.8	$66.8	$11.0
Commercial	21.7	20.2	1.5	62.0	57.4	4.6
Industrial	3.3	3.0	0.3	9.5	9.0	0.5
Other	7.5	10.2	(2.7)	31.5	28.8	2.7
	$67.0	$61.2	$5.8	$180.8	$162.0	$18.8
Average consumers (thousands) (1)	232.2	229.9	2.3	231.3	229.2	2.1

(1)
TNMP provides transmission and distribution services to REPs that provide electric service to consumers in TNMP's service territories. The number of consumers above represents the customers of these REPs. Under TECA, consumers in Texas have the ability to choose First Choice or any other REP to provide energy. The average consumers reported above include 66,273 and 73,873 consumers for the three months ended September 30, 2011 and 2010, and 67,549 and 76,611 for the nine months ended September 30, 2011 and 2010, who have chosen First Choice as their REP. These consumers are also included as customers in the First Choice segment.

The following table shows TNMP Electric GWh sales by retail tariff consumer class:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change
			(Gigawatt hours(1))
Residential	1,015.0	927.6	87.4	2,319.4	2,182.8	136.6
Commercial	703.7	671.9	31.8	1,825.7	1,736.8	88.9
Industrial	675.2	580.3	94.9	1,931.1	1,674.2	256.9
Other	28.7	26.8	1.9	82.5	77.3	5.2
	2,422.6	2,206.6	216.0	6,158.7	5,671.1	487.6

(1)
The GWh sales reported above include 324.1 and 325.9 GWhs for the three months ended September 30, 2011 and 2010, and 775.3 and 822.3 GWhs for the nine months ended September 30, 2011 and 2010 used by consumers, who have chosen First Choice as their REP. These GWhs are also included below in the First Choice segment.

The following table shows First Choice operating revenues by customer class, including intersegment revenues, and actual number of customers:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change
		(In millions, except customers)
Residential	$104.2	$98.4	$5.8	$241.9	$248.4	$(6.5)
Commercial	62.5	46.1	16.4	152.2	122.5	29.7
Other	4.3	5.2	(0.9)	11.4	13.1	(1.7)
	$171.0	$149.7	$21.3	$405.5	$384.0	$21.5
Actual customers (thousands) (1,2)	223.1	215.3	7.8	223.1	215.3	7.8

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.

(2)
Due to the competitive nature of First Choice’s business, actual customer counts are presented in the table above as a more representative business indicator than the average consumers that are shown in the table for TNMP.

The following table shows First Choice GWh electric sales by customer class:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change
		(Gigawatt hours) (1)
Residential	812.8	732.0	80.8	1,871.5	1,831.3	40.2
Commercial	569.5	410.8	158.7	1,397.8	1,038.2	359.6
	1,382.3	1,142.8	239.5	3,269.3	2,869.5	399.8

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.